UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 29, 2014

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza
Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2014, the Board of Directors (the “Board”) of Buckeye GP LLC, the general partner (the “General Partner”) of Buckeye Partners, L.P. (the “Partnership”), increased the size of the Board from ten to eleven directors and, to fill the vacancy created by such increase, along with two existing vacancies on the Board, elected Barbara M. Baumann to serve as a Class II director of the Board, Donald W. Niemiec to serve as a Class II director of the Board and Larry C. Payne to serve as a Class I director of the board, effective on September 29, 2014. Ms. Baumann and Mr. Payne were also appointed to the Audit Committee of the Board.  Mr. Niemiec was appointed to the Health, Safety, Security and Environmental Committee.  There are no arrangements or understandings between Ms. Baumann and Messrs. Niemiec and Payne and any other persons pursuant to which they were elected as directors. There are no relationships between Ms. Baumann and Messrs. Niemiec and Payne and the General Partner or any related person of the General Partner that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2014, the General Partner entered into Amendment No. 4 (the “Amendment”) to the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. (the “Partnership Agreement”), which Amendment became effective on September 29, 2014.  The Amendment increases the maximum number of directors that may serve on the Board to eleven.  In connection with its approval of the Amendment, the Board made a good-faith determination that the changes to the Partnership Agreement made thereby would not adversely affect the limited partners of the Partnership in any material respect.

A copy of the Amendment is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01                                           Regulation FD Disclosure.

On September 29, 2014, the Partnership issued a press release announcing the election to the Board of Ms. Baumann and Messrs. Niemiec and Payne, a copy of which is attached as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                               Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of September 29, 2014

99.1                        Press Release, issued September 29, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

	By:	/s/ TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and
Secretary

Dated: September 29, 2014

Exhibit Index

Exhibit

3.1                               Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of September 29, 2014

99.1                        Press Release, issued September 29, 2014